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                                                                   Exhibit 10.7


                                 Amendment No. 7
                                       to
                              Employment Agreement

                  This Amendment No. 7 dated as of December 20, 1996 to the Employment Agreement (the "Employment Agreement"), as amended, dated as of December 27, 1993 between Allegro New Media, Inc., a Delaware corporation (the "Company") and Barry A. Cinnamon, residing at 25 Old Chester Road, Essex Fells, New Jersey 07021 (the "Employee").

                  WHEREAS, the Company and the Employee entered into the Employment Agreement and now desire to modify certain of the terms and provisions thereof;

                  NOW, THEREFORE, it is agreed as follows:

                    1. The Employment Agreement is hereby amended by deleting therefrom Section 4(a) in its entirety and substituting, in lieu thereof, the following:

                             "(a) From and after January 1, 1997, the Company
shall pay to Employee a salary at the rate of $150,000 per annum, payable in equal bi-weekly installments, or in such other manner as shall be agreeable to the Company and Employee. This salary provided for herein may be increased by the Board of Directors of the Company as of January 1 of each year during the term hereof by an amount not greater than fifteen percent (15%) of the then current salary hereunder."

                    2. All capitalized terms used herein, unless otherwise defined herein, are used herein as defined in the Employment Agreement. Except as expressly provided herein, all terms and provisions of the Employment Agreement, as amended, shall remain in full force and effect.

                    IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.


                                                 ALLEGRO NEW MEDIA, INC.

                                                 By: /s/Mark E. Leininger
                                                     -------------------------
                                                     Mark E. Leinginger
                                                     Vice President


                                                      /s/Barry A. Cinnamon
                                                     -------------------------
                                                      Barry A. Cinnamon